CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited)	January 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.0%
COMMUNICATION SERVICES - 10.5%
Media - 10.5%
Charter Communications Inc., Class A Shares	106,581	$55,151,404	*
Comcast Corp., Class A Shares	1,328,620	57,383,098
DISH Network Corp., Class A Shares	1,216,797	44,729,458	*
Fox Corp., Class B Shares	578,033	20,999,939

TOTAL COMMUNICATION SERVICES		178,263,899

CONSUMER DISCRETIONARY - 2.2%
Specialty Retail - 2.2%
Home Depot Inc.	163,223	37,231,166

CONSUMER STAPLES - 5.1%
Beverages - 2.5%
Anheuser-Busch InBev SA/NV, ADR	334,965	25,222,865
Keurig Dr Pepper Inc.	594,246	16,953,838

Total Beverages		42,176,703

Household Products - 1.1%
Reynolds Consumer Products Inc.	636,365	18,168,221	*

Tobacco - 1.5%
Philip Morris International Inc.	319,089	26,388,660

TOTAL CONSUMER STAPLES		86,733,584

ENERGY - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	260,936	27,956,683
Enterprise Products Partners LP	926,859	23,885,156
Exxon Mobil Corp.	352,055	21,869,656
Royal Dutch Shell PLC, ADR, Class A Shares	345,125	17,998,269
Suncor Energy Inc.	984,874	30,127,296

TOTAL ENERGY		121,837,060

FINANCIALS - 22.3%
Banks - 11.2%
Bank of America Corp.	1,487,853	48,846,214
JPMorgan Chase & Co.	643,773	85,209,794
US Bancorp	683,205	36,360,170
Wells Fargo & Co.	441,359	20,717,392

Total Banks		191,133,570

Capital Markets - 2.1%
Bank of New York Mellon Corp.	342,445	15,334,687
Charles Schwab Corp.	453,210	20,643,716

Total Capital Markets		35,978,403

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2020 Quarterly Report	1

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY	SHARES	VALUE
Consumer Finance - 2.7%
American Express Co.	354,235	$46,004,499

Diversified Financial Services - 1.6%
Berkshire Hathaway Inc., Class B Shares	121,280	27,218,870	*

Insurance - 4.7%
Marsh & McLennan Cos. Inc.	302,003	33,782,056
Progressive Corp.	274,978	22,187,975
Travelers Cos. Inc.	176,357	23,212,108

Total Insurance		79,182,139

TOTAL FINANCIALS		379,517,481

HEALTH CARE - 14.0%
Biotechnology - 1.3%
Amgen Inc.	106,250	22,955,312

Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	222,040	18,997,743
Anthem Inc.	133,022	35,288,076
CVS Health Corp.	301,333	20,436,404
UnitedHealth Group Inc.	92,300	25,147,135

Total Health Care Providers & Services		99,869,358

Pharmaceuticals - 6.8%
Johnson & Johnson	240,668	35,828,245
Merck & Co. Inc.	489,236	41,800,324
Novartis AG, ADR	203,941	19,274,464
Pfizer Inc.	500,750	18,647,930

Total Pharmaceuticals		115,550,963

TOTAL HEALTH CARE		238,375,633

INDUSTRIALS - 13.4%
Aerospace & Defense - 4.6%
Northrop Grumman Corp.	61,690	23,107,223
United Technologies Corp.	369,077	55,435,366

Total Aerospace & Defense		78,542,589

Air Freight & Logistics - 2.0%
United Parcel Service Inc., Class B Shares	323,247	33,462,529

Industrial Conglomerates - 2.8%
Honeywell International Inc.	278,330	48,212,323

Machinery - 4.0%
Deere & Co.	202,450	32,104,521
Illinois Tool Works Inc.	200,280	35,044,994

Total Machinery		67,149,515

TOTAL INDUSTRIALS		227,366,956

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Value Fund 2020 Quarterly Report

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY		SHARES	VALUE
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 3.1%
Motorola Solutions Inc.		299,313	$52,978,401

Electronic Equipment, Instruments & Components - 2.3%
TE Connectivity Ltd.		436,482	40,234,911

Software - 5.2%
Microsoft Corp.		333,046	56,694,421
Oracle Corp.		602,860	31,620,007

Total Software			88,314,428

Technology Hardware, Storage & Peripherals - 1.9%
Apple Inc.		103,020	31,885,720

TOTAL INFORMATION TECHNOLOGY			213,413,460

MATERIALS - 4.8%
Chemicals - 3.4%
Air Products & Chemicals Inc.		145,138	34,645,892
PPG Industries Inc.		185,840	22,271,066

Total Chemicals			56,916,958

Construction Materials - 1.4%
Martin Marietta Materials Inc.		93,200	24,586,160

TOTAL MATERIALS			81,503,118

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
American Tower Corp.		209,996	48,664,473

UTILITIES - 3.1%
Electric Utilities - 1.0%
Edison International		233,516	17,875,650

Multi-Utilities - 2.1%
Sempra Energy		218,090	35,033,977

TOTAL UTILITIES			52,909,627

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $929,004,429)			1,665,816,457

	RATE
SHORT-TERM INVESTMENTS - 2.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	1.386%	39,773,322	39,773,322
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	1.475%	9,943,331	9,943,331	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $49,716,653)			49,716,653

TOTAL INVESTMENTS - 100.9% (Cost - $978,721,082)			1,715,533,110
Liabilities in Excess of Other Assets - (0.9)%			(15,755,253)

TOTAL NET ASSETS - 100.0%			$1,699,777,857

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2020 Quarterly Report	3

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2020

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At January 31, 2020, the total market value of investments in Affiliated Companies was $9,943,331 and the cost was $9,943,331 (Note 2).

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Large Cap Value Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$1,665,816,457	—	—	$1,665,816,457
Short-Term Investments†	49,716,653	—	—	49,716,653

Total Investments	$1,715,533,110	—	—	$1,715,533,110

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the period ended January 31, 2020. The following transactions were effected in shares of such company for the period ended January 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2020
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$24,650,238	24,650,238	$14,706,907	14,706,907	—	$13,646	—	$9,943,331

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